Exhibit 10.63


                      NON-QUALIFIED STOCK OPTION AGREEMENT


     NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement") made as of the 2nd day of December, 1998 (the "Grant Date"), between MIM Corporation, a Delaware corporation (the "Company"), and ____________________ (the "Awardee").

     WHEREAS the Company desires to afford the Awardee an opportunity to purchase shares of the common stock, par value $0.0001 per share, of the Company ("Common Stock"), as hereinafter provided, in accordance with the provisions of the MIM Corporation 1996 Stock Incentive Plan, as amended and restated effective December 1, 1998, a copy of which is attached (the "Plan").

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration the legal sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereunder, agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Awardee the right and option (the "Option") to purchase all or any part of an aggregate of _________ shares of the Common Stock (the "Shares"). The Option is in all respects limited and conditioned as hereinafter provided, and is subject to the terms and conditions of the Plan now in effect and as they may be amended from time to time (which terms and conditions are and automatically shall be incorporated herein by reference and made a part hereof and shall control in the event of any conflict with any other terms of this Option Agreement). It is intended that the Option granted hereunder be a non-qualified stock option ("NQSO") and NOT an incentive stock option ("ISO") as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. DEFINITIONS. For purposes of this Agreement, the terms used herein shall be defined as follows:

     (a)  CAUSE. The term "Cause" shall mean any of the following:

          (1) Commission by Awardee of criminal conduct which involves moral turpitude;

          (2) Acts which constitute fraud or self-dealing on the part of Awardee against the Company, including, without limitation, misappropriation or embezzlement;

          (3) Willful engagement by Awardee in conduct which is materially injurious to the Company; or


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          (4) Gross  misconduct  by Awardee in the  performance  of duties as an employee of the Company, including, without limitation, failure to obey lawful written instructions of the Board of Directors, any committee thereof or any executive officer of the Company or failure to correct any conduct which constitutes a breach of any written agreement between Awardee and the Company or of any written policy promulgated by the Board of Directors, any committee thereof or any executive officer of the Company, in either case after not less than 30 days' notice in writing to Awardee of the Company's intention to terminate Awardee if such failure is not corrected within the specified period (or after such shorter notice period if the Company in good faith deems such shorter notice period to be necessary due to the possibility of material injury to the Company).

     (b) CHANGE OF CONTROL. The term "Change of Control" shall mean the occurrence of one or more of the following: (i) a "person" or "group" within the means the meaning of sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") becomes the "beneficial owner" (within the meaning of Rule l3d-3 under the Exchange Act) of securities of the Company (including options, warrants, rights and convertible and exchangeable securities) representing 30% or more of the combined voting power of the Company's then outstanding securities in any one or more transactions unless approved by at least two-thirds of the Board of Directors then serving at that time; provided, however, that purchases by employee benefit plans of the Company and by the Company or its affiliates shall be disregarded; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the operating assets of the Company; or (iii) a merger or consolidation, or a transaction having a similar effect, where (A) the Company is not the surviving corporation, (B) the majority of the Common Stock of the Company is no longer held by the stockholders of the Company immediately prior to the transaction, or (C) the Company's Common Stock is converted into cash, securities or other property (other than the common stock of a company into which the Company is merged), unless such merger, consolidation or similar transaction is with a subsidiary of the Company or with another company, a majority of whose outstanding capital stock is owned by the same persons or entities who own a majority of the Company's Common Stock at such time; or (iv) at any annual or special meeting of stockholders of the Company at which a quorum is present (or any adjournments or postponements thereof), or by written consent in lieu thereof, directors (each a "New Director" and collectively the "New Directors") then constituting a majority of the Company's Board of Directors shall be duly elected to serve as New Directors and such New Directors shall have been elected by stockholders of the Company who shall be an (I) "Adverse Person(s)"; (II) "Acquiring Person(s)"; or (III) "40% Person(s)" (as each of the terms set forth in (I), (II), and (III) hereof are defined in that certain Amended and Restated Rights Agreement, dated May 14, 1998, between the Company and American Stock Transfer & Trust Company, as Rights Agent.

     (c) DATE OF TERMINATION. The Awardee's "Date of Termination" shall be the first day occurring on or after the Reference Date on which the Awardee's Employment by the Company


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and its Subsidiaries and Affiliates is terminated,  regardless of the reason for the termination of Employment; provided that a termination of Employment shall not be deemed to occur by reason of a transfer of the Awardee between any of the Company and its Subsidiaries and Affiliates; and further provided that the Awardee's employment shall not be considered terminated while the Awardee is on a leave of absence from the Company or a Subsidiary or Affiliate approved by the Awardee's employer.

     (d) DISABILITY.  The term  "Disability"  shall have the meaning provided in
Section 22(e)(3) of the Code.

     (e) GOOD  REASON.  The term Good  Reason  shall mean any of the  following:


          (1) The Company fails to continue to employ Awardee in the same capacity or a comparable or more senior executive capacity, with substantially the same or more senior duties, responsibilities and authority;

          (2) The Company materially reduces the aggregate amount of compensation and benefits payable to Awardee or fails to pay when due any base salary, bonus or other compensation or amount payable to Awardee, and such failure continues for a period of five (5) days following the giving of written notice of such failure by Awardee; or

          (3) The Company breaches any material provision of this Agreement, and such breach continues for a period of thirty (30) days following the giving of written notice of such breach by Awardee.

     (f) TERMINATION WITHOUT CAUSE OR FOR GOOD REASON. The term "Termination without Cause or for Good Reason" shall mean the termination of the Awardee's Employment by the Company and its Subsidiaries and Affiliates for reasons other than "Cause" or by the Awardee for "Good Reason."

     (g) PLAN DEFINITIONS. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan shall have the same meaning where used in this Agreement.

     3. PURCHASE PRICE. The purchase price per share of the Shares under the Option shall be $ 4.50 (the "Option Price"), being equal to the Fair Market Value of Common Stock on the Grant Date.

     4. TERM. Unless earlier terminated pursuant to any provision of the Plan or of this Option Agreement, this Option shall expire on the date (the "Expiration Date") which is the tenth anniversary of June 1, 1999 (the "Reference Date"). This Option shall not be exercisable on or after the Expiration Date.


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     5.  EXERCISE OF OPTION.  This Option  shall vest and may be exercised as to one-third of the Shares (rounded to the nearest whole share) on each of the first three anniversaries of the Grant Date, so that the Option shall be exercisable as to all Shares on the third such anniversary thereof, PROVIDED, HOWEVER, that the Option shall be exercisable (i) as to all vested Shares (that have not been previously forfeited) as of the Awardee's Date of Termination if such termination occurs by reason of the Awardee's death or Disability or (ii) as to all vested and unvested Shares (that have not been previously forfeited) as of the date of a Change in Control if the Awardee's Employment is terminated within one year following such Change in Control if such termination is without Cause or if it is for Good Reason. Options that become exercisable in accordance with the foregoing shall remain exercisable, subject to the provisions contained in the Plan and in this Option Agreement, until the expiration of the term of this Option as set forth in Paragraph 4 or until other termination of the Option.

     6. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised upon written notice to the Company at its principal office, which is located at 100 Clearbrook Road, Third Floor, Elmsford, New York 10523; Attention: Corporate Secretary. Such notice (a suggested form of which is attached) shall state the election to exercise the Option and the number of Shares with respect to which it is being exercised; shall be signed by the person or persons so exercising the Option; shall, if the Company so requests, be accompanied by the investment certificate referred to in Paragraph 7 hereof and shall be accompanied by payment of the full Option Price of such Shares. The Option Price shall be paid to the Company:

     (a) In cash, or in its equivalent;

     (b) In Common Stock previously acquired by the Awardee, provided that if such shares of Common Stock were acquired through exercise of an ISO or NQSO or of an option under a similar plan, such shares have been held by the Awardee for a period of more than 12 months on the date of exercise; or

     (c) In such other manner consistent with the Plan and applicable law as from time to time may be authorized in writing by the Company with respect to such "cashless" option exercise arrangements as the Company from time to time may maintain with securities brokers. Any such arrangements and written authorizations may be terminated at any time by the Company without notice to the Awardee.

     (d) In any combination of (a), (b) and (c) above.

     In the event such Option Price is paid, in whole or in part, with shares of Common Stock, the portion of the Option Price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Common Stock surrendered in payment of such Option Price.



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     Upon  receipt of such  notice and  payment,  the  Company,  as  promptly as
practicable,   shall  deliver  or  cause  to  be  delivered  a  certificate   or
certificates representing the Shares with respect to which the Option is so exercised. The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Awardee and if the Awardee shall so request in the notice exercising the Option, shall be registered in the name of the Awardee and the Awardee's spouse, jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised by any person or persons after the legal disability or death of the Awardee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable by the Company.

     7. SHARES TO BE PURCHASED FOR INVESTMENT. Unless the Company has theretofore notified the Awardee that a registration statement covering the Shares to be acquired upon the exercise of the Option has become effective under the Securities Act of 1933 and the Company has not thereafter notified the Awardee that such registration is no longer effective, or unless counsel to the Company shall be otherwise satisfied that the Awardee would be permitted under applicable law to immediately resell Shares acquired upon the exercise of the Option, it shall be a condition to any exercise of this Option that the Shares acquired upon such exercise be acquired for investment and not with a view to distribution, and the person effecting such exercise shall submit to the Company a certificate of such investment intent, together with such other evidence supporting the same as the Company may request. The Company shall be entitled to restrict the transferability of the Shares issued upon any such exercise to the extent necessary to avoid a risk of violation of the Securities Act of 1933 (or of any rules or regulations promulgated thereunder) or of any state laws or regulations. Such restrictions may, at the option of the Company, be noted or set forth in full on the share certificates.

     8. NON-TRANSFERABILITY OF OPTION. This Option is not assignable or transferable, in whole or in part, by the Awardee otherwise than by the laws of descent and distribution, and during the lifetime of the Awardee the Option shall be exercisable only by the Awardee or by his guardian or legal representative.

     9. TERMINATION OF OPTION. (a) The unexercised portion of the Option (whether vested or not) shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

          (i) The Expiration Date;

          (ii) In the case of vested options, the expiration of 30 days from the Date of Termination of Awardee other than as provided by clause (iii) below;



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          (iii) As to vested  shares,  the  expiration of twelve months from the
          Date of Termination of Awardee as a result of the Awardee's death, Disability, Termination without Cause or for Good Reason;

          (iv) As to vested and unvested shares, the expiration of twelve months from the Date of Termination of Awardee if the Awardee's Employment is terminated within one year following a Change in Control and such termination is without Cause or if it is for Good Reason.

          (v) Immediately if the Awardee ceases to be an employee of the Company and its Subsidiaries if Awardee is terminated by the Company for Cause.

     10. WITHHOLDING OF TAXES. The obligation of the Company to deliver Shares upon the exercise of the Option shall be subject to applicable federal, state and local tax withholding requirements.

     If the exercise of this Option is subject to the withholding requirements of applicable federal tax laws, the Committee may permit the Awardee, subject to the provisions of the Plan and such additional withholding rules (the "Withholding Rules") as shall be adopted by the Committee, to satisfy the minimum federal, state and local withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) shares of Common Stock, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Option (or, if later, the date on which the Awardee recognizes ordinary income with respect to such exercise) (the "Determination Date"). An election to use shares of Common Stock to satisfy tax withholding requirements must be made in compliance with and subject to the Withholding Rules, and the Committee may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local income tax withholding requirements. In the event shares of Common Stock acquired under the exercise of an ISO are used to satisfy such withholding requirement, such shares of Common Stock must have been held by the Awardee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the
Determination Date, or if such shares of Common Stock were acquired through exercise of a non-qualified stock option or of an option under a similar plan, such option was granted to the Awardee at least six months prior to the Determination Date.

     11. GOVERNING LAW. This Option Agreement shall be construed in accordance with, and its interpretation shall be governed by applicable federal law, and otherwise by the laws of the State of Delaware.

     12. ADMINISTRATION. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of this Agreement by the Committee and any decision made by it with respect to this Agreement is final and binding.


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     13. ENTIRE AGREEMENT.  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior contracts and other agreements to the extent of any discrepancies contained between this document and such other document.

                        IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Awardee has hereunto set his hand and seal, all on the day and year first above written.

                                                MIM CORPORATION


                                                By
                                                    --------------------------
                                                         Name:
                                                         Title:


                                                ACCEPTED AND AGREED TO:


                                                ------------------------------
                                                Awardee

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                Notice of Exercise of Non-Qualified Stock Option


     I hereby exercise the non-qualified stock option granted to me on _______________________, 199__, by MIM Corporation, with respect to the following number of shares of the $.0001 par value per share common stock of MIM Corporation ("Shares") covered by said option:

           Number of Shares to be purchased                _______________

           Option price per Share                          $______________

           Total exercise price                            $______________

[Check one of the following to indicate method of payment:]

      A.    Enclosed is cash or its equivalent, in the amount of $_____________,
-----       in full payment for such Shares.

      B.    Enclosed  is/are  ___________________  Share(s) with a total Fair
----- Market Value of $_______________ on the date hereof in full payment for such Shares.

      C.    [Describe any other payment alternatives then available.]

      D.    Enclosed  is cash or its  equivalent  in the  amount of  $_________,
----- and _____ Share(s) with a total Fair Market Value of $_________ on the date hereof, in [partial] [full] payment for such Shares.

     Please have the  certificate  or  certificates  representing  the purchased
Shares registered in   the  following  name  or   names/1/
______________________________________________    and   sent  to
________________________________________________________________________.

DATED:  _____________________, _________.

                                              --------------------------------
                                               Awardee's Signature
---------------------------
1 Certificates may be registered in the name of the Awardee alone or in the names of the Awardee and his or her spouse, jointly, with right of survivorship.